UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2013

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e- 4(c))

Item 8.01.  Other Events

On July 1, 2013 and July 2, 2013, NGL Energy Partners LP (the “Partnership”) announced the completion of two acquisitions and updated its guidance for the fiscal year ending March 31, 2014 (the “financial outlook information”).  The press releases announcing such actions are filed as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein.

The Partnership’s financial outlook information includes numerous estimates and assumptions including assumptions regarding our business, industry conditions, our ability to execute our strategy, global economic, regulatory, market and financial conditions and other factors.  Management has prepared the financial outlook information included above in good faith and on a reasonable basis. Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to such information.  Although we currently expect that our final results will be consistent with the estimates described above, these estimates are preliminary and represent the most current information available to management and reflect other estimates and assumptions, as described herein.  Therefore, it is possible that our actual results may differ materially from these estimates due to changes in the data and market conditions underlying our assumptions and other developments that may arise in the future. Readers are cautioned not to place undue reliance on this financial outlook information.

We have not updated and do not intend to update or otherwise revise this financial outlook information to reflect circumstances existing since its preparation or to reflect the occurrence of subsequent events, even in the event that any or all of the underlying assumptions or estimates are no longer appropriate.  The foregoing financial outlook information constitutes forward looking statements. Actual results may vary materially from the information contained in these forward-looking statements based on a number of factors.  See “Forward-Looking Statements” below.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 1, 2013

99.2	Press release dated July 2, 2013

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. While the Partnership believes its expectations as reflected in the forward-looking statements are reasonable, the Partnership can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings with the Securities and Exchange Commission. Other factors that could impact any forward-looking statements are those risks described in the Partnership’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the Securities and Exchange Commission. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Partnership undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC, its general partner

Date: July 3, 2013		By:	/s/ Atanas H. Atanasov
Atanas H. Atanasov Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 1, 2013

99.2	Press release dated July 2, 2013